EPOCH U.S. LARGE CAP EQUITY FUND (the "Fund")
                                   a series of
                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525

                    Supplement dated December 11, 2008 to the
                        Prospectus dated December 2, 2008

                                     *****

This supplement is to be used with the Prospectus dated December 2, 2008. This supplement together with the Prospectus constitutes the current Prospectus.


Prior Performance of the Adviser - The following table sets forth Performance data relating to the historical performance of all of the private accounts managed by the Adviser for the periods indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Fund ("Composite"). As of September 30, 2008, the Composite included twenty -three (23) private accounts, both tax-exempt and taxable, with total assets of $1.4 billion (each account has a minimum value of $500,000) and represented approximately 23% of the Adviser's assets under management. The accounts in the Composite are generally managed relative to applicable market index. Results are based on fully discretionary accounts under management, including those accounts no longer with the firm. The data is provided to illustrate the past performance of the Adviser in managing substantially similar accounts as measured against a broad based market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

Epoch is committed to adhere to the Global Investment Performance Standards (GIPS(R)) standards to help assure investors that the performance information is both complete and fairly presented. Epoch has been verified by an independent third party to ensure compliance with the requirements of GIPS(R))on a firm-wide basis and that the Adviser's processes and procedures are designed to properly construct composites, calculate performance results and present composite information in compliance with GIPS(R) standards.

Composite returns are based upon trade date accounting and include the reinvestment of dividends and interest. Composite returns are asset weighted using beginning of month market values. Accounts in the Composite are valued daily. Monthly rates of return are calculated by geometrically linking daily rates of return. Quarterly, annual and annualized periods are calculated by geometrically linking monthly and quarterly rates of return, respectively. Annualized returns are presented for all periods greater than one year. Net of fee performance is calculated using the highest annual management fee, applied monthly.

The Composite results below are not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or the Internal Revenue Code. Consequently, the performance results for the Composite could have been adversely affected if the Composite had been regulated as an investment company. In addition, the operating expenses incurred by the Composite were lower than the anticipated operating expenses of the Fund, and, accordingly, the performance results of the Composite are higher than what Fund performance would have been for the same periods.

              US Value Composite Returns as of September 30, 2008*

                                                        Since
                                                        Inception
                                1YR     3YR     5YR     (7/31/01)

US Value Composite              (18.86) 2.84    9.23    4.76
Russell 1000 Value Index        (23.56) 0.09    7.12    3.73
Russell 1000 Index              (22.10) 0.13    5.49    1.73

*Net Returns


(1) The U.S. Value Composite was created June 2004. Performance presented prior to June 21, 2004 occurred while the Portfolio Management Team was affiliated with a prior firm and the Portfolio Management Team members were the only individuals responsible for selecting the securities to buy and sell. Epoch Investment Partners, Inc's compliance with the GIPS standards has been verified for the period June 21, 2004 through September 30, 2008 by Ashland Partners & Company LLP. In addition, a performance examination was conducted on the U.S. Value Composite beginning August 1, 2001. A copy of the verification report is available upon request.

(2) The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and the current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price to book ratios and lower expected growth values.



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